Exhibit 99.1

Eightco Achieves Revenues of $100mn in Mobile Phone Business

Easton, PA, July 23, 2024 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) (the “Company” or “Eightco”) today announced that its wholly-owned subsidiary, Forever 8 Fund LLC (“Forever 8”), has reached $100 million in revenues from its refurbished Apple smartphone division since launching in April 2021.

“We are excited to have reached this milestone of $100 million in revenue from our refurbished Apple smartphone division,” said Paul Vassilakos, CEO of Eightco and President of Forever 8. “Continued growth in the refurbished market for Apple products, combined with Forever 8’s unique offering, is driving strong growth for our Company in this sector. We continue to see significant demand from both our suppliers and customers. As we continue to scale our business in the refurbished iPhone market, we are also exploring opportunities to expand into other Apple product categories, positioning Forever 8 for even greater success.”

Forever 8’s mobile phone division supplies inventory for refurbished Apple products, including iPhones, iPads, AirPods, Apple Watches, and the iPad Pencil in the United Kingdom and European Union. Leveraging a proprietary data-driven tool, Forever 8 efficiently manages inventory levels and capital, supporting vendors by optimizing their inventory supply chains and marketing strategies.

About Eightco

Eightco (NASDAQ: OCTO) is committed to growth of its subsidiaries, made up of Forever 8 Fund LLC, an inventory capital and management platform for e-commerce sellers, and Ferguson Containers, Inc., a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its portfolio companies and stockholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to regain and maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission, including in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, at www.sec.gov. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

investors@8co.holdings